UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.
Date of Report: (Date of Earliest Event Reported) October 29, 2008
PANHANDLE OIL AND GAS INC.
(Exact name of registrant as specified in its charter)

OKLAHOMA (State or other jurisdiction of incorporation)	001-31759 (Commission File Number)	73-1055775 (I.R.S. Employer Identification No.)

5400 North Grand Blvd., Suite 300 Oklahoma City, OK (Address of principal executive offices)	73112 (Zip code)
(405) 948-1560
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐      Pre-commencement communications to Rule 14d-2 (b) under the Exchange Act
☐      Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
      At its regular meeting on October 29, 2008, the Board of Directors of Panhandle Oil and Gas Inc. (the “Company”) approved amendments to the Company’s Bylaws to provide:
(i)	only the Board of Directors may call a special Shareholders’ Meeting;

(ii)	the Chief Executive Officer shall preside at Shareholders’ Meetings;

(iii)	clarifications that nominations of persons for election to the Board of Directors or the proposal of business for the annual Shareholders’ Meetings may only be made pursuant to the Company’s notice of meeting, by the Board of Directors or by any Shareholder who was a Shareholder at the time of giving notice and at the time of the annual meeting and who complies with the notice provisions set forth in Section 1.12 of the newly amended Bylaws;

(iv)	the only business to be conducted at special Shareholders’ Meetings must be set forth in the notice of the meeting and for Shareholders to properly bring a matter before a special meeting, certain advance notice requirements must be complied with;

(v)	a person, to be eligible to be a nominee as a Director (except incumbent Directors), must deliver a questionnaire as prescribed to the Company);

(vi)	special meetings of the Board may be called by the Lead Independent Director or the Chief Executive Officer as well as one-third of the Directors;

(vii)	transactions questioned in a shareholders’ derivative action may be ratified by the Board of Directors before or after judgment;

(viii)	the election of a Chairman of the Board is permissive, not mandatory;

(ix)	the position of Co-President was eliminated, a President shall be chosen and the Board shall designate an officer to be Chief Executive Officer;

(x)	the offices of Chief Financial Officer and Controller were designated; and

(xi)	clarification that all rights and protection of indemnification afforded by the Bylaws vest and become effective when persons are elected as Directors or officers or become employees.
At the same meeting, the Board approved changes to the Company’s Corporate Governance Guidelines to provide for a Lead Independent Director and to clarify and expand the Company’s majority voting policy for the election of Directors. A Charter of the Lead Independent Director was also approved to describe the duties and responsibilities of the Lead Independent Director. The newly approved Corporate Governance Guidelines and the Charter of the Lead Independent Director are posted on the Company’s website at www.panra.com.
ITEM 7.01 Regulation FD Disclosures
On October 30, 2008 the Company issued a press release announcing the Restructuring of Board of Directors. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information contained in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ITEM 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit
Number	Description
3 (ii)	Bylaws of Panhandle Oil and Gas Inc. (Amended and Restated on October 29, 2008)

99.1	Press Release issued by Panhandle Oil and Gas Inc., dated October 30, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.
By:	/s/ Michael C. Coffman
Michael C. Coffman,
President, CEO

DATE: November 3, 2008

EXHIBIT INDEX

Exhibit
Number	Description
3 (ii)	Bylaws of Panhandle Oil and Gas Inc. (Amended and Restated on October 29, 2008)

99.1	Press Release issued by Panhandle Oil and Gas Inc., dated October 30, 2008

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